Smith Barney Investment Trust
	on behalf of the
	Smith Barney Large Capitalization Growth Fund

Supplement Dated April 27, 1998 to
Prospectus Dated March 30. 1998


	The following information supplements the information in the Prospectus under "Investment Objectives and Management Policies"

	Futures Contracts and Options on Futures Contracts. The Fund may enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in Commodities Futures Trading Commission regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of the Fund's assets.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. The Fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated at the Fund's custodian to the extent required by law.

	Among the several risks accompanying the utilization of futures contracts and options on futures contracts are: First, the successful use of futures and options is dependent upon the ability of the Manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. If the prices of the underlying commodities move in an unanticipated manner, the Fund may lose the expected benefit of these futures or options transactions and may incur losses. Second, positions in futures contracts and options on futures contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or through a linked exchange), and as a result of daily price fluctuations limits there can be no assurance the offsetting transaction could be entered into at an advantageous price at a particular time. Consequently, the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

Options on Securities, Securities Indexes and Currencies. The Fund may write (sell) covered put and call options on securities, securities indexes and currencies ("Options") and purchase put and call Options that are traded on foreign or U.S. securities exchanges and over the counter. The Fund will write such Options for the purpose of increasing its return and/or protecting the value of its portfolio. In particular, where the Fund writes an Option that expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the Option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the Option may have been written or the increased cost of portfolio securities to be acquired. However, the writing of Options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses that may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions generate additional premium income but also present increased risk.

	The Fund may purchase put and call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the Options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the Option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the Options do not move in the direction or to the extent anticipated.


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